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                        IN THE UNITED STATES BANKRUPTCY COURT

                            FOR THE DISTRICT OF DELAWARE


IN RE:                       Section        Chapter 11
                             Section
BRAUN'S FASHIONS CORPORATION Section        Case No. 96-1030 (HSB)
and BRAUN'S FASHIONS, INC.,  Section
                             Section        Jointly Administered
         Debtor.             Section


                    ORDER APPROVING TECHNICAL AMENDMENTS TO SECOND
                AMENDED PLAN OF REORGANIZATION PROPOSED BY THE DEBTORS
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         CAME ON FOR CONSIDERATION the Motion of Braun's Fashions Corporation
and Braun's Fashions, Inc. (the "Debtors") for an Order Approving Technical Amendments to the Plan (the "Motion'). There exists good cause for the relief requested by the Debtors. Accordingly, IT IS HEREBY

         ORDERED that the Motion is GRANTED; and it further

         ORDERED that the Plan shall be amended as follows:

         Section 5.2(c) of the Plan shall be amended to read in its entirety as follows:

              (c) BFI CLASS 3 - BANK CLAIMS. The holders of the Allowed Bank Claims shall receive, in the aggregate on or as soon as practicable after the Initial Distribution Date, (i) 138,284 shares of common stock in BFC and (ii) New Braun's Notes in the original principal amount of $2,313,000. In addition, in compromise and settlement of a dispute regarding the amount of the Bank Claims, National Bank shall receive an Allowed Administrative Expense in the amount of $13,400, which shall be paid on the Initial Distribution Date in accordance with Section 4.1(d) of the Plan. Each holder of a Bank Claim may vote directly or through such holder's agent to accept or reject the Plan.

         Section 15.7 shall be amended to read in its entirely as follows:


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              15.7 PAYMENT OF STATUTORY FEES.  All fees payable
         pursuant to Section 1930 of Title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Heating shall be paid on or before the Effective Date.

DATED:   November 19, 1996
         Wilmington, Delaware




                                  _____________________________________________
                                  THE HONORABLE HELEN S. BALICK
                                  UNITED STATES BANKRUPTCY JUDGE